UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Semiannual Report	4/30/2016
Oppenheimer Global Multi-Asset Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
6-Month	1.70%	-3.13%	2.82%

1-Year	-1.32	-6.01	2.72

Since Inception (12/1/14)	0.21	-3.18	2.96

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

2      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 1.70% during the reporting period. In comparison, the Barclays U.S. Aggregate Bond Index (the “Index”) produced a return of 2.82% over the same period. At period end, the Fund’s Class A shares produced a distribution rate of 4.02% (without sales charge).

MARKET OVERVIEW

Over the first half of the reporting period, continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (“ECB”) earlier in the month.

2016 began with declines in the price of almost every risk asset globally. Much of this volatility was driven by the twin fears of slowing global growth and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication. March saw a relief rally, however, as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices also began to stabilize and commodities started to pick up.

Financial market fears during this reporting period did not translate into a recession globally, however, and economic growth remained slow and steady. We believe continued accommodative monetary policy globally coupled with modest economic growth may likely set the tempo for the rest of 2016 despite the weak start to the year.

FUND OVERVIEW

Top contributors to the Fund’s performance during the reporting period included its exposure to energy infrastructure master limited partnerships (“MLPs”) and emerging market debt in local currency. The MLP asset class experienced a positive reporting period as energy markets rebounded, on the back of rising crude oil prices. After a difficult 2015 with negative price momentum in energy markets, fundamentals eventually came back into focus in 2016 and prices rebounded. While it is unclear when the energy markets, or the MLP space in particular, will begin to stabilize, we believe we have strategically positioned the Fund to take advantage of the fundamentals. We feel encouraged that sector valuations rest near historic lows, providing the potential for gains over time. Also given the relatively low yield environment we are facing, over the long-term we believe investor

3        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

interest in income generating assets will continue. Our exposure to emerging market bonds in local currency was also a contributor as this asset class did well on the back of a falling U.S. dollar and more dovish comments from the Fed.

We expect the Fed to take a more accommodative stance that will help to calm markets over the near term. With this improvement in the risk backdrop and in conjunction with most developed markets in a slowdown regime, we think the most compelling opportunities are in credit. This is an area of the market that we had hedged last fall at a time when we believed credit would underperform as volatility picked up. We did see this play out, and spreads widened to near recession levels across the high yield market. In mid-March, with attractive valuations and a belief that volatility will stabilize with a more dovish Fed, we increased our high yield credit exposure in the portfolio. In our view, credit offers an attractive opportunity to capture returns versus equities while incurring less risk in the aggregate portfolio.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek total return. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. Informed by these indicators, the portfolio management team manages the portfolio’s allocation in seeking to meet its investment objective and to maintain an attractive income to risk profile.

The Fund invests in a globally diversified set of income generating assets, including traditional fixed income, income generating equities and real assets, and alternative income sources. The portfolio management team attempts to produce a high level of current income without taking on an undue level of risk. For this strategy, the team targets a high level of yield efficiency, a measure of income relative to portfolio risk contribution.

As we look ahead, we expect a continuation in this reporting period’s seesaw behavior, in which global markets alternate between risk-on and risk-off. Our view is informed by the divergence in policy across the world’s major economies, as the U.S. looks to continue to normalize interest rates, while Europe, Japan, and China maintain and may even expand stimulative policy measures. This muted growth outlook coupled with lack of consistent direction is causing a high degree of financial market uncertainty that may persist for some time. With this type of backdrop, we believe in being somewhat cautious with our risk posture and instead focusing on higher risk-adjusted return assets. Finally, with a choppy market backdrop, we think a dynamic asset allocation approach is well suited to navigate the short-term market risks. Diverging policy and unintended stimulus effects are leading to some very

4        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

interesting trends that we believe can persist over time. We believe a flexible mandate is well equipped to capitalize on such an environment.

Mark Hamilton	Dokyoung Lee, CFA
Portfolio Manager	Portfolio Manager

Benjamin Rockmuller, CFA	Alessio de Longis, CFA
Portfolio Manager	Portfolio Manager

5        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations*

TOP TEN HOLDINGS
Oppenheimer Global High Yield Fund, Cl. I	29.8%
Oppenheimer Senior Floating Rate Fund, Cl. I	14.1
Oppenheimer Master Event-Linked Bond Fund, LLC	10.0
Toronto-Dominion Bank (The), Unequally-weighted Basket of 26 Equity MLPs and One LLC, 3/9/17	5.0
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	4.9
Oppenheimer Core Bond Fund, Cl. I	4.6
Oppenheimer Institutional Money Market Fund, Cl. E	2.7
VEREIT, Inc., 6.70% Cum., Non-Vtg.	1.0
Vicinity Centres	0.7
Fortune Real Estate Investment Trust	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Investment Companies
Oppenheimer Core Bond Fund	4.6%
Oppenheimer Emerging Markets Local Debt Fund	4.9
Oppenheimer Global High Yield Fund	29.7
Oppenheimer Institutional Money Market Fund	2.7
Oppenheimer Master Event-Linked Bond Fund, LLC	10.0
Oppenheimer Senior Floating Rate Fund	14.0
Common Stocks	12.9
Preferred Stocks	10.8
Non-Convertible Corporate Bonds and Notes	5.3
Structured Securities	5.0
Convertible Corporate Bonds and Notes	0.2
Rights, Warrants and Certificates	—**

** Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on the total market value of investments.

6        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	86.2%
Canada	5.2
United Kingdom	1.7
France	1.1
Australia	1.0
Netherlands	0.9
Switzerland	0.9
Singapore	0.8
Hong Kong	0.6
Germany	0.5

Portfolio holdings and allocation are subject to change. Percentages are as of April 29, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	91.4%
Europe	6.1
Asia	2.4
Middle East/Africa	0.1

Portfolio holdings and allocation are subject to change. Percentages are as of April 29, 2016, and are based on total market value of investments.

* April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION YIELDS

As of 4/30/16

	Without Sales Charge	With Sales Charge
Class A	4.02%	3.83%
Class C	3.37	N/A
Class I	4.21	N/A
Class R	3.80	N/A
Class Y	4.22	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 4/30/16

Class A	4.10%
Class C	3.62
Class I	4.52
Class R	4.07
Class Y	4.52

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	1.70%	-1.32%	0.21%
Class C (QMACX)	12/1/14	1.22	-2.18	-0.65
Class I (QMAIX)	12/1/14	1.80	-1.12	0.42
Class R (QMARX)	12/1/14	1.55	-1.66	-0.10
Class Y (QMAYX)	12/1/14	1.77	-1.19	0.32

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-3.13%	-6.01%	-3.18%
Class C (QMACX)	12/1/14	0.24	-3.12	-0.65
Class I (QMAIX)	12/1/14	1.80	-1.12	0.42
Class R (QMARX)	12/1/14	1.55	-1.66	-0.10
Class Y (QMAYX)	12/1/14	1.77	-1.19	0.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%

8        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares.

The distribution rate is based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on net investment income for the 30-day period ended 4/30/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016

Class A	$ 1,000.00	$ 1,017.00	$ 4.50

Class C	1,000.00	1,012.20	8.44

Class I	1,000.00	1,018.00	3.45

Class R	1,000.00	1,015.50	5.95

Class Y	1,000.00	1,017.70	3.70

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.28	4.51

Class C	1,000.00	1,016.37	8.46

Class I	1,000.00	1,021.31	3.45

Class R	1,000.00	1,018.84	5.96

Class Y	1,000.00	1,021.07	3.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios

Class A	0.90%

Class C	1.69

Class I	0.69

Class R	1.19

Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value

Common Stocks—12.9%
Consumer Discretionary—0.5%

Auto Components—0.0%

Lear Corp.	115	$13,240

Automobiles—0.2%

Ford Motor Co.	3,275	44,409

General Motors Co.	1,315	41,817

		86,226

Hotels, Restaurants & Leisure—0.1%

Extended Stay America, Inc.	1,430	22,380

Household Durables—0.1%

Beazer Homes USA, Inc.[1]	935	7,686

CalAtlantic Group, Inc.	840	27,191

MDC Holdings, Inc.	835	20,549

PulteGroup, Inc.	645	11,861

		67,287

Media—0.0%

Comcast Corp., Cl. A	57	3,463

Multiline Retail—0.1%

J.C. Penney Co., Inc.[1]	300	2,784

Kohl’s Corp.	300	13,290

Macy’s, Inc.	230	9,106

Target Corp.	105	8,347

		33,527

Specialty Retail—0.0%

Best Buy Co., Inc.	400	12,832

Staples, Inc.	395	4,029

		16,861

Consumer Staples—0.3%

Beverages—0.0%

Coca-Cola Co. (The)	250	11,200

Molson Coors Brewing Co., Cl. B	110	10,519

		21,719

Food & Staples Retailing—0.1%

Walgreens Boots Alliance, Inc.	55	4,361

Wal-Mart Stores, Inc.	375	25,076

		29,437

Food Products—0.1%

B&G Foods, Inc.	200	8,242

Kraft Heinz Co. (The)	355	27,715

		35,957

Household Products—0.0%

Procter & Gamble Co. (The)	170	13,620

Tobacco—0.1%

Philip Morris International, Inc.	255	25,021

12        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Energy—0.4%

Oil, Gas & Consumable Fuels—0.4%

BP plc, Sponsored ADR	780	$26,192

Chevron Corp.	565	57,732

Exxon Mobil Corp.	450	39,780

Kinder Morgan, Inc.	430	7,637

Marathon Oil Corp.	950	13,385

Royal Dutch Shell plc, Cl. A, Sponsored ADR	840	44,428

Williams Cos., Inc. (The)	335	6,496

		195,650

Financials—10.3%

Capital Markets—0.2%

Goldman Sachs Group, Inc. (The)	275	45,130

KKR & Co. LP2	1,910	25,976

Morgan Stanley	1,290	34,908

		106,014

Commercial Banks—0.6%

Bank of America Corp.	1,500	21,840

Citigroup, Inc.	2,615	121,023

JPMorgan Chase & Co.[3]	1,500	94,800

Wells Fargo & Co.	1,090	54,478

		292,141

Insurance—0.4%

American International Group, Inc.	435	24,282

Assured Guaranty Ltd.	2,970	76,834

MBIA, Inc.[1]	2,880	22,464

MetLife, Inc.	1,145	51,639

		175,219

Real Estate Investment Trusts (REITs)—8.2%

Apollo Commercial Real Estate Finance, Inc.	850	13,540

Ascendas Real Estate Investment Trust	113,087	206,445

Blackstone Mortgage Trust, Inc., Cl. A	9,425	258,999

Charter Hall Retail REIT	42,500	153,404

Chesapeake Lodging Trust	7,280	179,306

Colony Capital, Inc., Cl. A	1,350	23,868

Communications Sales & Leasing, Inc.	1,095	25,437

Dream Office Real Estate Investment Trust	4,728	78,907

Eurocommercial Properties NV	4,424	206,852

Fortune Real Estate Investment Trust	272,000	298,767

Frasers Centrepoint Trust	134,000	194,153

Hersha Hospitality Trust, Cl. A	9,782	188,695

Hospitality Properties Trust	4,900	125,391

ICADE	1,717	135,234

iStar, Inc.[1]	1,405	13,769

NorthStar Realty Finance Corp.	505	6,459

Physicians Realty Trust	13,190	239,135

Ramco-Gershenson Properties Trust	14,600	258,566

STAG Industrial, Inc.	10,510	209,780

13        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Starwood Property Trust, Inc.	1,205	$23,329

Two Harbors Investment Corp.	1,520	11,902

Unibail-Rodamco SE	760	203,718

Ventas, Inc.	2,280	141,634

Vicinity Centres	126,200	316,815

Warehouses de Pauw CVA	2,803	255,332

Welltower, Inc.	2,080	144,394

WP Glimcher, Inc.	8,130	85,284

		3,999,115

Real Estate Management & Development—0.8%

Citycon OYJ	42,733	108,248

Vonovia SE	8,072	271,715

		379,963

Thrifts & Mortgage Finance—0.1%

MGIC Investment Corp.[1]	1,775	12,833

Radian Group, Inc.[3]	1,667	21,321

		34,154

Health Care—0.5%

Biotechnology—0.1%

AbbVie, Inc.	510	31,110

Health Care Equipment & Supplies—0.1%

Medtronic plc	430	34,034

Pharmaceuticals—0.3%

Allergan plc[1]	35	7,580

Johnson & Johnson	335	37,547

Merck & Co., Inc.	980	53,743

Pfizer, Inc.	1,565	51,191

Roche Holding AG, Sponsored ADR	640	20,205

Teva Pharmaceutical Industries Ltd., Sponsored ADR	85	4,628

		174,894

Industrials—0.2%

Aerospace & Defense—0.0%

General Dynamics Corp.	20	2,810

United Technologies Corp.	56	5,845

		8,655

Airlines—0.1%

Delta Air Lines, Inc.	10	417

United Continental Holdings, Inc.[1]	715	32,754

		33,171

Commercial Services & Supplies—0.0%

R.R. Donnelley & Sons Co.	1,280	22,272

Electrical Equipment—0.0%

Eaton Corp. plc	180	11,389

General Cable Corp.	475	7,429

		18,818

14        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Industrial Conglomerates—0.1%

General Electric Co.	1,090	$33,518

Road & Rail—0.0%

CSX Corp.	250	6,817

Information Technology—0.4%

Communications Equipment—0.1%

Cisco Systems, Inc.	1,020	28,040

Internet Software & Services—0.0%

Alphabet, Inc., Cl. C1	28	19,404

IT Services—0.0%

International Business Machines Corp.	43	6,275

Semiconductors & Semiconductor Equipment—0.1%

Cypress Semiconductor Corp.	650	5,870

Intel Corp.	180	5,450

QUALCOMM, Inc.	395	19,955

		31,275

Software—0.1%

Microsoft Corp.	825	41,143

Oracle Corp.	120	4,783

		45,926

Technology Hardware, Storage & Peripherals—0.1%

Apple, Inc.	515	48,276

EMC Corp.	400	10,444

HP, Inc.	280	3,436

Seagate Technology plc	100	2,177

		64,333

Materials—0.1%

Chemicals—0.0%

LyondellBasell Industries NV, Cl. A	115	9,507

Monsanto Co.	26	2,436

		11,943

Containers & Packaging—0.1%

International Paper Co.	350	15,144

Paper & Forest Products—0.0%

Domtar Corp.	320	12,365

Telecommunication Services—0.1%

Diversified Telecommunication Services—0.1%

AT&T, Inc.	1,225	47,555

CenturyLink, Inc.	300	9,285

Frontier Communications Corp.[3]	3,540	19,682

		76,522

Utilities—0.1%

Electric Utilities—0.1%

American Electric Power Co., Inc.	325	20,637

15        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electric Utilities (Continued)

PPL Corp.	650	$24,466

		45,103

Independent Power and Renewable Electricity Producers—0.0%

NRG Energy, Inc.	790	11,929

Total Common Stocks (Cost $6,434,364)		6,282,542

Preferred Stocks—10.9%

Aflac, Inc., 5.50% Jr. Sub.	2,850	74,670

Allergan plc, 5.50% Cv., Series A	43	34,894

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	5,605	154,418

American Financial Group, Inc., 6.375% Sr. Unsec.	2,725	72,894

Arch Capital Group Ltd., 6.75% Non-Cum., Non-Vtg.	5,400	142,290

Aviva plc, 8.25% Sr. Sub.	5,350	141,454

Axis Capital Holdings Ltd., 6.875% Non-Cum., Series C	2,675	70,540

BB&T Corp., 5.20% Non-Cum., Series G	5,750	145,187

Capital One Financial Corp., 6.70% Non-Cum.	6,225	170,814

Charles Schwab Corp. (The), 6% Non-Cum., Non-Vtg.	9,000	242,640

Citigroup Capital XIII, 7.008% Cum., Non-Vtg.[4]	8,350	218,352

Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,650	73,670

Discover Financial Services, 6.50% Non-Cum., Non-Vtg.	5,926	156,743

Dominion Resources, Inc., 6.375% Cv.	145	7,153

Exelon Corp., 6.50% Cv.	375	18,172

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[4]	2,650	77,645

First Republic Bank, 7% Non-Cum.	5,410	149,208

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	420	43,806

GMAC Capital Trust I, 6.402% Jr. Sub., Non-Vtg.[4]	11,436	286,701

Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	4,100	106,805

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[4]	4,975	158,056

Hospitality Properties Trust, 7.125% Cum.	2,750	71,637

HSBC Holdings plc, 8% Jr. Sub.	6,975	184,837

ING Groep NV, 7.20% Jr. Sub.	8,653	226,882

iStar, Inc., 4.50% Cv., Non-Vtg.	625	26,537

Kimco Realty Corp., 5.625% Cum., Series K, Non-Vtg.	2,950	75,697

KKR Financial Holdings LLC, 7.375% Cum.	5,675	148,401

Morgan Stanley Capital Trust VIII, 6.45% Jr. Sub., Series H, Non-Vtg.	5,600	143,136

PartnerRe Ltd., 7.25% Cum., Non-Vtg.	5,475	142,952

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[4]	5,550	160,450

Post Holdings, Inc., 5.25% Cv.	185	24,183

Protective Life Corp., 6.25% Sub.	2,775	71,817

Prudential Financial, Inc., 5.75% Jr. Sub.	2,825	74,552

Public Storage, 6.375% Cum., Series Y, Non-Vtg.	2,725	76,409

Raymond James Financial, Inc., 6.90% Sr. Unsec.	5,700	150,708

Regions Financial Corp., 6.375% Non-Cum., Series A	2,800	73,360

Royal Bank of Scotland Group plc, 7.25% Non-Cum., Series T, Non-Vtg.	5,725	144,385

16        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Preferred Stocks (Continued)

SL Green Realty Corp., 6.50% Cum., Non-Vtg.	2,850	$75,753

State Street Corp., 6% Non-Cum., Non-Vtg.	5,975	161,445

Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	37	33,337

US Bancorp, 6.50% Non-Cum., Non-Vtg.[4]	4,100	121,196

VEREIT, Inc., 6.70% Cum., Non-Vtg.	18,850	485,011

Vornado Realty Trust, 6.625% Cum., Series G	2,875	74,089

Total Preferred Stocks (Cost $5,167,700)		5,292,886

	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $3,998)	1,145	40

	Principal Amount

Non-Convertible Corporate Bonds and Notes—5.4%

American Express Co., 4.90% Jr. Sub. Perpetual Bonds[4,5]	$160,000	144,200

Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K4,5	210,000	205,012

Bank of New York Mellon Corp. (The), 4.95% Jr. Sub. Perpetual Bonds[4,5]	150,000	149,970

Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[4,5]	280,000	281,693

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[4,5,6]	150,000	143,625

Credit Agricole SA, 8.125% Jr. Sub. Perpetual Bonds[4,5,6]	180,000	186,470

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	199,316

Frontier Communications Corp., 11% Sr. Unsec. Nts., 9/15/25[6]	5,000	5,069

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,5]	123,000	88,941

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	10,000	9,475

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,5]	210,000	211,444

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,5]	106,000	103,477

Morgan Stanley, 5.45% Jr. Sub. Perpetual Bonds, Series H4,5	210,000	200,288

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[4,5]	140,000	138,950

UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[4,5]	200,000	203,624

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,5	200,000	208,250

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,5]	180,000	126,450

Total Non-Convertible Corporate Bonds and Notes (Cost $2,687,644)		2,606,254

Convertible Corporate Bonds and Notes—0.2%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	3,000	1,995

MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	17,000	20,719
9.00% Cv. Jr. Sub. Nts., 4/1/63[6]	11,000	12,519

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	30,000	21,394

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	16,000	10,960
4.75% Cv. Sr. Sub. Nts., 4/15/19	34,000	23,035

Total Convertible Corporate Bonds and Notes (Cost $113,590)		90,622

	Shares

Structured Securities—5.0%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	98	3,641

Toronto-Dominion Bank (The), Unequally-weighted Basket of 26
Equity MLPs and One LLC, 3/9/17[4,6]	1,721,000	2,447,514

Total Structured Securities (Cost $1,724,699)		2,451,155

17        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Companies—66.2%

Oppenheimer Core Bond Fund, Cl. I7	323,634	$2,229,839

Oppenheimer Emerging Markets Local Debt Fund, Cl. I7	314,311	2,391,909

Oppenheimer Global High Yield Fund, Cl. I7	1,594,245	14,475,746

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[7,8]	1,305,531	1,305,531

Oppenheimer Master Event-Linked Bond Fund, LLC[7]	317,503	4,859,748

Oppenheimer Senior Floating Rate Fund, Cl. I7	888,840	6,835,180

Total Investment Companies (Cost $33,983,195)		32,097,953

Total Investments, at Value (Cost $50,115,190)	100.6%	48,821,452

Net Other Assets (Liabilities)	(0.6)	(311,362)

Net Assets	100.0%	$48,510,090

Footnotes to Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $48,036. See Note 6 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,994,513 or 6.17% of the Fund’s net assets at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016[a]

Barclays OFI SteelPath MLP Exchange Traded Note	91,175	—	91,175	—
Oppenheimer Core Bond Fund, Cl. I	372,018	5,587	53,971	323,634
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	303,603	10,708	—	314,311
Oppenheimer Global High Yield Fund, Cl. I	1,600,312	43,359	49,426	1,594,245
Oppenheimer Institutional Money Market Fund, Cl. E	1,101,949	9,464,646	9,261,064	1,305,531
Oppenheimer Master Event-Linked Bond Fund, LLC	321,321	27,777	31,595	317,503
Oppenheimer Senior Floating Rate Fund, Cl. I	887,205	67,428	65,793	888,840

18        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)

Barclays OFI SteelPath MLP Exchange Traded Note	$—	$23,878	$(986,796)
Oppenheimer Core Bond Fund, Cl. I	2,229,839	37,994	(9,418)
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	2,391,909	75,681	—
Oppenheimer Global High Yield Fund, Cl. I	14,475,746	382,172	(68,207)
Oppenheimer Institutional Money Market Fund, Cl. E	1,305,531	1,315	—
Oppenheimer Master Event-Linked Bond Fund, LLC	4,859,748	124,182	(40,819)[b]
Oppenheimer Senior Floating Rate Fund, Cl. I	6,835,180	178,777	(51,850)

Total	$32,097,953	$823,999	$(1,157,090)

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$42,110,938	86.2%
Canada	2,526,421	5.2
United Kingdom	822,989	1.7
France	525,422	1.1
Australia	470,220	1.0
Netherlands	443,241	0.9
Switzerland	423,145	0.9
Singapore	400,599	0.8
Hong Kong	298,767	0.6
Germany	271,715	0.5
Belgium	255,332	0.5
Ireland	126,450	0.3
Finland	108,248	0.2
Israel	37,965	0.1

Total	$48,821,452	100.0%

Futures Contracts as of April 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

S&P 500 E-Mini Index	CME	Buy	6/17/16	48	$4,941,840	$119,997
United States Treasury Long Bonds	CBT	Buy	6/21/16	4	653,250	(4,257)
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/16	5	650,313	148

						$115,888

Exchange-Traded Options Written at April 29, 2016
Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

American Electric Power Co., Inc. Call	USD 67.500	8/19/16	USD (1)	$139	$(55)

19        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at April 29, 2016 (Continued)
		Exercise	Expiration		Number	Premiums
Description		Price	Date		of Contracts	Received	Value

American Electric Power Co., Inc. Call	USD	67.500	5/20/16	USD	(1)	$74	$(2)

AT&T, Inc. Call	USD	39.000	5/20/16	USD	(1)	70	(41)

Bank of America Corp. Call	USD	15.500	5/20/16	USD	(1)	21	(8)

Best Buy Co., Inc. Call	USD	35.000	5/20/16	USD	(1)	29	(8)

Chevron Corp. Call	USD	97.500	5/20/16	USD	(1)	200	(420)

Chevron Corp. Call	USD	95.000	5/20/16	USD	(1)	332	(701)

Eaton Corp. plc Call	USD	65.000	5/20/16	USD	(1)	60	(40)

Marathon Oil Corp. Call	USD	11.000	5/20/16	USD	(1)	67	(318)

Marathon Oil Corp. Call	USD	13.000	5/20/16	USD	(1)	96	(125)

Microsoft Corp. Call	USD	59.000	5/20/16	USD	(1)	44	(1)

Monsanto Co. Call	USD	95.000	5/20/16	USD	(1)	240	(153)

PPL Corp. Call	USD	38.000	5/20/16	USD	(1)	50	(45)

R.R. Donnelley & Sons Co. Call	USD	17.000	5/20/16	USD	(1)	52	(57)

Staples, Inc. Call	USD	11.000	5/20/16	USD	(1)	80	(51)

Total of Exchange-Traded Options Written						$1,554	$(2,025)

Centrally Cleared Interest Rate Swaps at April 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSG	Pay	Three-Month USD BBA LIBOR	2.611%	10/13/45	USD	376	$33,487

Over-the-Counter Total Return Swaps at April 29, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

iShares iBoxx USD High Yield	BOA	Pay	One-Month USD BBA LIBOR minus 50 basis points	11/2/16	USD	9,775	$—

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Counterparty Abbreviations

BOA	Bank of America NA
GSG	Goldman Sachs Group, Inc. (The)

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
S&P	Standard & Poor’s

Exchange Abbreviations

CBT	Chicago Board of Trade

20        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Exchange Abbreviations (Continued)

CME	Chicago Mercantile Exchanges

See accompanying Notes to Financial Statements.

21        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $16,131,995)	$16,723,499
Affiliated companies (cost $33,983,195)	32,097,953

48,821,452

Cash used for collateral on futures	350,000

Cash used for collateral on OTC derivatives	270,000

Cash used for collateral on centrally cleared swaps	4,941

Centrally cleared swaps, at value	33,487

Receivables and other assets:
Interest and dividends	178,932
Investments sold	8,474
Variation margin receivable	2,797
Shares of beneficial interest sold	352
Other	44,990

Total assets	49,715,425

Liabilities
Bank overdraft	695,661

Options written, at value (premiums received $1,554)	2,025

Payables and other liabilities:
Investments purchased	433,708
Variation margin payable	31,920
Legal, auditing and other professional fees	21,923
Distribution and service plan fees	9,820
Shareholder communications	2,483
Trustees’ compensation	363
Other	7,432

Total liabilities	1,205,335

Net Assets	$48,510,090

Composition of Net Assets
Par value of shares of beneficial interest	$5,160

Additional paid-in capital	51,542,194

Accumulated net investment loss	(217,679)

Accumulated net realized loss on investments and foreign currency transactions	(1,674,969)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,144,616)

Net Assets	$48,510,090

22        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $48,002,197 and 5,105,698 shares of beneficial interest outstanding)	$9.40

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.87

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $267,331 and 28,459 shares of beneficial interest outstanding)	$9.39

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,403 and 1,000 shares of beneficial interest outstanding)	$9.40

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $186,243 and 19,818 shares of beneficial interest outstanding)	$9.40

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $44,916 and 4,779 shares of beneficial interest outstanding)	$9.40

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$124,063
Dividends	119
Net expenses	(9,990)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	114,192

Investment Income
Interest (net of foreign withholding taxes of $1,170)	100,063

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,831)	283,441
Affiliated companies	699,817

Total investment income	1,083,321

Expenses
Management fees	151,574

Distribution and service plan fees:
Class A	515
Class C	982
Class R	415

Transfer and shareholder servicing agent fees:
Class A	50,840
Class C	219
Class I	2
Class R	187
Class Y	46

Shareholder communications:
Class A	2,295
Class C	820
Class R	389
Class Y	6

Registration fees	31,753

Custodian fees and expenses	27,053

Legal, auditing and other professional fees	26,391

Borrowing fees	406

Trustees’ compensation	389

Other	2,827

Total expenses	297,109
Less waivers and reimbursements of expenses	(97,541)

Net expenses	199,568

Net Investment Income	997,945

24        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)	$(218,358)
Affiliated companies	(1,116,271)
Closing and expiration of option contracts written	976
Closing and expiration of futures contracts	72,002
Foreign currency transactions	(6,192)
Short positions	(41)
Swap contracts	(255,993)

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(40,819)

Net realized loss	(1,564,696)

Net change in unrealized appreciation/depreciation on:
Investments	1,253,497
Translation of assets and liabilities denominated in foreign currencies	113,290
Futures contracts	(67,770)
Option contracts written	(913)
Swap contracts	30,157

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	38,717

Net change in unrealized appreciation/depreciation	1,366,978

Net Increase in Net Assets Resulting from Operations	$800,227

1. April 29, 2016, was the last business day of the Fund’s reporting period.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015[1,2]

Operations
Net investment income	$997,945	$1,908,172

Net realized loss	(1,564,696)	(80,706)

Net change in unrealized appreciation/depreciation	1,366,978	(2,511,594)

Net increase (decrease) in net assets resulting from operations	800,227	(684,128)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,324,942)	(1,791,686)
Class C	(5,014)	(2,143)
Class I	(269)	(376)
Class R	(4,614)	(2,077)
Class Y	(1,221)	(852)

	(1,336,060)	(1,797,134)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	460,536	50,487,233
Class C	147,178	113,765
Class I	—	—
Class R	24,136	157,434
Class Y	2,415	34,488

	634,265	50,792,920

Net Assets
Total increase	98,432	48,311,658

Beginning of period	48,411,658	100,000[3]

End of period (including accumulated net investment income (loss) of ($217,679) and $120,436, respectively)	$48,510,090	$48,411,658

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Reflects the value of the Manager’s seed money invested on September 29, 2014.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.19	0.38
Net realized and unrealized loss	(0.04)	(0.51)

Total from investment operations	0.15	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.36)

Net asset value, end of period	$9.40	$9.51

Total Return, at Net Asset Value[4]	1.70%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,002	$48,077

Average net assets (in thousands)	$46,458	$49,189

Ratios to average net assets:[5]
Net investment income	4.29%	4.21%
Expenses excluding specific expenses listed below	1.31%	1.21%
Interest and fees from borrowings	0.00%[6]	0.00%[6]

Total expenses[7]	1.31%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.79%

Portfolio turnover rate	17%	18%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.67%
Period Ended October 30, 2015	1.58%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.15	0.29
Net realized and unrealized loss	(0.04)	(0.50)

Total from investment operations	0.11	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.28)

Net asset value, end of period	$9.39	$9.51

Total Return, at Net Asset Value[4]	1.22%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$267	$119

Average net assets (in thousands)	$201	$71

Ratios to average net assets:[5]
Net investment income	3.43%	3.31%
Expenses excluding specific expenses listed below	3.10%	5.29%
Interest and fees from borrowings	0.00%[6]	0.00%[6]

Total expenses[7]	3.10%	5.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.68%

Portfolio turnover rate	17%	18%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	3.46%
Period Ended October 30, 2015	5.66%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.21	0.40
Net realized and unrealized loss	(0.05)	(0.51)

Total from investment operations	0.16	(0.11)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.38)

Net asset value, end of period	$9.40	$9.51

Total Return, at Net Asset Value[4]	1.80%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10

Average net assets (in thousands)	$9	$10

Ratios to average net assets:[5]
Net investment income	4.52%	4.43%
Expenses excluding specific expenses listed below	1.09%	0.98%
Interest and fees from borrowings	0.00%[6]	0.00%[6]

Total expenses[7]	1.09%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.56%

Portfolio turnover rate	17%	18%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.45%
Period Ended October 30, 2015	1.35%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.18	0.34
Net realized and unrealized loss	(0.04)	(0.50)

Total from investment operations	0.14	(0.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.33)

Net asset value, end of period	$9.40	$9.51

Total Return, at Net Asset Value[4]	1.55%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186	$163

Average net assets (in thousands)	$172	$56

Ratios to average net assets:[5]
Net investment income	3.95%	3.89%
Expenses excluding specific expenses listed below	2.24%	4.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]

Total expenses[7]	2.24%	4.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.18%

Portfolio turnover rate	17%	18%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.60%
Period Ended October 30, 2015	4.51%

See accompanying Notes to Financial Statements.

30        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.20	0.38
Net realized and unrealized loss	(0.04)	(0.51)

Total from investment operations	0.16	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.36)

Net asset value, end of period	$9.40	$9.51

Total Return, at Net Asset Value[4]	1.77%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45	$43

Average net assets (in thousands)	$42	$21

Ratios to average net assets:[5]
Net investment income	4.40%	4.28%
Expenses excluding specific expenses listed below	1.32%	1.26%
Interest and fees from borrowings	0.00%[6]	0.00%[6]

Total expenses[7]	1.32%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.73%

Portfolio turnover rate	17%	18%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.68%
Period Ended October 30, 2015	1.63%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on December 1, 2014. At period end, approximately 97.0% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

32        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return

33        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the period ended October 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that period. Details of the period ended October 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$272,807

At period end, it is estimated that the capital loss carryforwards would be $1,837,503, which

34        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$50,158,320
Federal tax cost of other investments	6,127,960

Total federal tax cost	$56,286,280

Gross unrealized appreciation	$1,686,158
Gross unrealized depreciation	(2,873,904)

Net unrealized depreciation	$(1,187,746)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 31, 2015, and interim periods within those fiscal years, with early adoption permitted. This has been adopted as reflected in Note 3.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

35        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

36        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

37        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

38        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$242,984	$—	$—	$242,984
Consumer Staples	125,754	—	—	125,754
Energy	195,650	—	—	195,650
Financials	2,635,923	2,350,683	—	4,986,606
Health Care	240,038	—	—	240,038
Industrials	123,251	—	—	123,251
Information Technology	195,253	—	—	195,253
Materials	39,452	—	—	39,452
Telecommunication Services	76,522	—	—	76,522
Utilities	57,032	—	—	57,032
Preferred Stocks	5,266,349	26,537	—	5,292,886
Rights, Warrants and Certificates	40	—	—	40
Non-Convertible Corporate Bonds and Notes	—	2,606,254	—	2,606,254
Convertible Corporate Bonds and Notes	—	90,622	—	90,622
Structured Securities	—	2,451,155	—	2,451,155
Investment Companies	27,238,205	—	—	27,238,205

Total Investments, at Value	36,436,453	7,525,251	—	43,961,704
Other Financial Instruments:
Centrally cleared swaps, at value	—	33,487	—	33,487
Futures contracts	120,145	—	—	120,145

Total Assets excluding investment companies valued using practical expedient	$36,556,598	$7,558,738	$—	44,115,336

Investment company valued using practical expedient				4,859,748

Total Assets				$48,975,084

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(2,025)	$—	$(2,025)
Futures contracts	(4,257)	—	—	(4,257)

Total Liabilities	$(4,257)	$(2,025)	$—	$(6,282)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to

39        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Global High Yield Fund, accounted for 29.8% of the Fund’s net assets. Additional information on Oppenheimer Global High Yield Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

40        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

(“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 1.5% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or

41        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

42        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized

43        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $110,362 and $125,582, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price

44        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the reporting period, the Fund had an ending monthly average market value of $5,040,772 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $35,749 and $4,849 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to

45        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $32,943 and $786 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	8	$2,521
Options written	592	205,516
Options closed or expired	(12)	(976)
Options exercised	(573)	(205,507)

Options outstanding as of April 29, 2016	15	$1,554

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps

46        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $53,571 and $1,116,429 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the reporting period, the Fund had ending monthly average notional amounts of $5,472,429 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

47        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

48        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs Group, Inc. (The)	$33,487	$–	$–	$–	$33,487

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Centrally cleared swaps, at value	$33,487
Equity contracts			Variation margin payable	$31,920*
Interest rate contracts	Variation margin receivable	2,797
Equity contracts			Options written, at value	2,025

Total		$36,284		$33,945

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Closing and expiration of futures contracts

Credit contracts	$—	$—	$—
Equity contracts	(107,696)	976	72,002
Foreign exchange contracts	—	—	—
Interest rate contracts	(5,708)	—	—

Total	$(113,404)	$976	$72,002

49        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$(567,677)	$(567,677)
Equity contracts	—	—	(34,718)
Foreign exchange contracts	(5,665)	—	(5,665)
Interest rate contracts	—	311,684	305,976

Total	$(5,665)	$(255,993)	$(302,084)

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Swap contracts	Total

Equity contracts	$(29,088)	$(913)	$(63,661)	$—	$(93,662)
Interest rate contracts	—	–	(4,109)	30,157	26,048

Total	$(29,088)	$(913)	$(67,770)	$30,157	$(67,614)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 29, 2016[1]		Period Ended October 30, 2015[1,2,3]
	Shares	Amount	Shares	Amount

Class A
Sold	60,373	$557,530	5,061,505	$50,602,072
Dividends and/or distributions reinvested	2,592	23,625	1,282	12,411
Redeemed	(13,250)	(120,619)	(12,804)	(127,250)

Net increase	49,715	$460,536	5,049,983	$50,487,233

Class C
Sold	15,483	$142,871	11,680	$115,583
Dividends and/or distributions reinvested	512	4,666	193	1,862
Redeemed	(39)	(359)	(370)	(3,680)

Net increase	15,956	$147,178	11,503	$113,765

50        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 29, 2016[1]		Period Ended October 30, 2015[1,2,3]
	Shares	Amount	Shares	Amount

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	2,700	$24,881	16,913	$164,520
Dividends and/or distributions reinvested	479	4,367	185	1,750
Redeemed	(544)	(5,112)	(915)	(8,836)

Net increase	2,635	$24,136	16,183	$157,434

Class Y
Sold	159	$1,461	3,464	$34,000
Dividends and/or distributions reinvested	105	954	51	488
Redeemed	—	—	—	—

Net increase	264	$2,415	3,515	$34,488

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 29, 2014. These amounts are not reflected in the table above.

3. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$8,001,500	$7,955,830

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.60
Next $4.0 billion	0.55
Over $5.0 billion	0.50

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

51        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

52        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 29, 2016	$3,097	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 0.90% for Class A shares,

53        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.70% for Class Y shares. During the reporting period, the Manager waived $1,867, $1,016, $546, and $36 for Class A, Class C, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $94,076 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment

54        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

11. Pending Litigation (Continued)

performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

55        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Asset Income Fund	11/27/15	97.9%	0.0%	2.1%
Oppenheimer Global Multi-Asset Income Fund	12/22/15	22.1%	7.4%	70.5%
Oppenheimer Global Multi-Asset Income Fund	1/28/16	97.9%	0.0%	2.1%
Oppenheimer Global Multi-Asset Income Fund	2/26/16	82.5%	0.0%	17.5%
Oppenheimer Global Multi-Asset Income Fund	3/30/16	86.3%	0.0%	13.7%
Oppenheimer Global Multi-Asset Income Fund	4/28/16	55.3%	0.0%	44.7%

57        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

58        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

60      OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

61        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

62        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

63        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com
Call Us
800 225 5677
Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1637.001.0416 June 27, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016